Exhibit 99-1
Form 3 — Joint filer information

Name:	MetLife Insurance Company of Connecticut*
Address:	10 Park Avenue, Morristown, New Jersey 07962

Designated Filer:	Daniel F. Scudder
Assistant General Counsel
Metropolitan Life Insurance Company

Issuer & Ticker Symbol	Kayne Anderson MLP Investment Company (“KYN”)
Date of Event Requiring Statement:	March 5, 2010

Signature: /s/ Daniel F. Scudder
Daniel F. Scudder, Assistant General Counsel

Name:	Metropolitan Property and Casualty Insurance Company**
Address:	10 Park Avenue, Morristown, New Jersey 07962

Designated Filer:	Daniel F. Scudder
Assistant General Counsel
Metropolitan Life Insurance Company

Issuer & Ticker Symbol	Kayne Anderson MLP Investment Company (“KYN”)
Date of Event Requiring Statement:	March 5, 2010

Signature: /s/ Daniel F. Scudder
Daniel F. Scudder, Assistant General Counsel

Name:	MetLife Investors USA Insurance Company*
Address:	10 Park Avenue, Morristown, New Jersey 07962

Designated Filer:	Daniel F. Scudder
Assistant General Counsel
Metropolitan Life Insurance Company

Issuer & Ticker Symbol	Kayne Anderson MLP Investment Company (“KYN”)
Date of Event Requiring Statement:	March 5, 2010

Signature: /s/ Daniel F. Scudder
Daniel F. Scudder, Assistant General Counsel
*Metropolitan Life Insurance Company as a direct purchaser of 4.15% Series D Unsecured Notes of due March 5, 2015 in the aggregate amount of $18,000,000, MetLife Insurance Company of Connecticut as direct owner/purchaser of $2,000,000 by Metropolitan Life Insurance Company, the indirect owner and investment manager
(2) Metropolitan Life Insurance Company as a direct purchaser of Floating Rate Series E Senior Unsecured Note due March 5, 2015 in the aggregate amount of $22,000,000.
Exhibit 99-2

Name:	Metropolitan Property and Casualty Insurance Company**
Address:	10 Park Avenue, Morristown, New Jersey 07962

Designated Filer:	Daniel F. Scudder
Assistant General Counsel
Metropolitan Life Insurance Company

Issuer & Ticker Symbol	Kayne Anderson MLP Investment Company (“KYN”)
Date of Event Requiring Statement:	March 5, 2010

Signature: /s/ Daniel F. Scudder
Daniel F. Scudder, Assistant General Counsel

Name:	MetLife Investors USA Insurance Company**
Address:	10 Park Avenue, Morristown, New Jersey 07962

Designated Filer:	Daniel F. Scudder
Assistant General Counsel
Metropolitan Life Insurance Company

Issuer & Ticker Symbol	Kayne Anderson MLP Investment Company (“KYN”)
Date of Event Requiring Statement:	March 5, 2010

Signature: /s/ Daniel F. Scudder
Daniel F. Scudder, Assistant General Counsel
**Metropolitan Life Insurance Company as a direct owner/purchaser of 200,000 Series A Mandatory Redeemable Preferred Shares, Metropolitan Property and Casualty Insurance Company as direct owner/purchaser of 1,000,000 Series A Mandatory Redeemable Preferred Shares, MetLife Investors USA Insurance Company a direct purchaser of 200,000 Series A Mandatory Redeemable Preferred Shares, by Metropolitan Life Insurance Company, the indirect owner and investment manager